ONECAP

                    A Nevada Corporation

                        Exhibit 10 e.

        Wholesale Lending Agreement with Interfirst,
        A Division of ABN Amro Mortgage Corporation,
                   Signed October 8. 1999

                 WHOLESALE LENDING AGREEMENT

      This agreement is made this ______ day of ______, 2000 by and between ABN AMRO Mortgage Group, Inc., a Delaware corporation of 177 E. Eisenhower Pkwy., Ste. 700, Ann Arbor, MI 48108 ("Buyer") and OneCap /s/ of Las Vegas, NV /s/ ("Seller").

                          RECITALS:

     A. Seller is in the business of originating, processing, the applications for, and preparing and arranging the closing of, residential estate mortgage loans.

     B. Buyer, from time to time desires to purchase or fund such mortgage loans and the related mortgage servicing rights; and seller desires to deliver such mortgage loans and the related mortgage servicing rights to Buyer.

     Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller agree as follows:

     ARTICLE I

1.         DEFINITIONS

      The following words and phrases, as used in this Agreement shall have the following meanings:

     a) "Borrower" shall mean the individuals who are obligated to pay under the terms of the Mortgage Note.

     b) "Commitment" shall mean that written correspondence sent by Buyer to Seller which indicates Buyer agrees to fund or purposes a specific Mortgage Loan if all the conditions stated in the Commitment, this Agreement, the Manual and as required by FHLMC or FNMA guidelines are met.

     c) "Delivery Date" shall mean the date on or before which a mortgage loan must be delivered to Buyer.

     d)    "FHMLC" shall mean The Federal Home Loan Mortgage
Corporation.

     e)    "FNMA"  shall mean The Federal National  Mortgage
Association.

     f) "Manual" shall mean that certain Client Services Manual as given to Seller by Buyer which contains the procedures, terms, conditions and mortgage loan documents required for the use by Buyer, as it may be amended from time to time.

     g) "Mortgage" shall mean a mortgage or deed of trust or the Mortgaged Property securing a Mortgage Loan.

     h) "Mortgaged Property" shall mean a single family (or up in one-to-four family) residence which is subject to the Mortgage.

     i) "Mortgage Loan" shall mean these loans evidenced by Mortgage Notes, secured by the related Mortgages, together with the associated servicing rights, the application of
which   will   be  taken  and  processed  by   seller,   and
underwritten by and purchased by Buyer, from time to time.

     j) 'Mortgage Note" shall mean that certain promissory note given by Borrower to Seller, as secured by the Mortgage.

     k) "Mortgagor" shall mean the individuals who own the Mortgaged Property and who executed the Mortgage.

     l) "Rate Lock" shall mean that communication by and between Buyer and Seller whereby Buyer agrees to fund or purchases a Mortgage Loan at a particular interest rate within a particular time period, and Seller aggress to deliver a Mortgage Loan at that interest rate and with that time period.

     The definitions of other terms used in this Agreement, or in any other document arising from this Agreement shall be interpreted in accordance with FHLMC or FNMA definitions and usages.

2.   TERMS AND CONDITIONS OF SALE

     a) At the request of Seller, and providing Seller complies with the terms of this Agreement, and providing the proposed
or   existing  Mortgage  Loan  conforms  with  Buyer's  then
applicable  underwriting standards, Buyer  may,  in  Buyer's sole and absolute discretion issue a Commitment to fund or purchase the Mortgage Loan. Notwithstanding anything in
this  Agreement  to  the  contrary,  Buyer  shall  only   be
obligated to fund or purchase a Mortgage Loan: 1) if a Commitment to fund or purchase the Mortgage Loan was issued by Buyer; ii) if Seller, and the Mortgage, strictly conform with the terms of the Commitment and this Agreement; iii) if the Mortgage Loan is salable to FHLMC, FNMA or a prudent investor in the recognized secondary mortgage market, or , is underwritten by Buyer, conforms with all of Buyer's underwriting requirement; and iv) if all document relating to the Mortgage Loan are complete and acceptable to Buyer in its sole and absolute discretion.

     b) Seller shall submit to Buyer, as available, application for, or other offerings of, Mortgage Loans, of the kinds and types and containing such terms and conditions as Buyer may from time to time prescribe. Upon Acceptance and approval of any such application or offering. Buyer, in its sole discretion, shall issue a Commitment to Seller for the funding or purchase of the Mortgage loan stating where applicable the interest rate, discount pointe, margin, loan term, first interest rate, adjustment date, other terms and conditions of the funding or purchase, and Delivery Date, subject to which Buyer will hold the Mortgage Loan.

     c) Seller shall present to buyer for its underwriting review, property, and credit information as to the Mortgagor and Mortgaged Property as specified in the Manual and in FHMA and FHLMC guidelines. Mortgage loan Applications shall be underwritten by Buyer in accordance with its program specifications and current underwriting policies which shall, from time to time, be communicated to Seller. Decisions as to the acceptability of Mortgage Loans for funding or purchase by Buyer shall be solely at the discretion of Buyer. Buyer shall have no responsibility to fund or purchase any Mortgage Loan until all underwriting and closing conditions, as stated in the Commitment have been met.

     d)   Seller shall use its best efforts to close each loan on
which  a  Commitment or Rate Lock has been  issued.   Seller
agrees that the mandatory delivery date as stated in the Commitment or Rate Lock may only be extended by Buyer's issuing a written amendment to the Commitment or Rate Lock. Seller agrees that delivery of Mortgage Loans closed under a commitment is mandatory. If Seller does not deliver a Mortgage Loan upon which Buyer has issued a Rate Lock and the Mortgage Loan actually closes, Buyer may require Seller to pay and all losses, expenses and damages incurred by Buyer as a result of non-delivery of the Mortgage Loan under the terms committed in the Rate Lock.

     e) Any Commitment issued by Buyer is voidable by Buyer if Buyer believes, in good faith, that Seller breached any material term or condition of this Agreement as to any Mortgage Loan offered by Seller for funding or purchase, or as  to  any  Mortgage Loan actually purchased by Buyer  from
Seller.   Buyer may void such a Commitment by giving written
notice thereof to Seller at any time prior to payment for a Mortgage Loan, which notice shall be effective upon mailing or telefaxing.

3.   REPRESENTATION AND WARRANTIES

     Seller represent, warrants and agrees and, for each Mortgage Loan to be funded or purchased by Buyer, Seller shall be deemed to represent, warrant and agree; as of the date of this Agreement and as of each subsequent date that Buyer funds the purchase price for each Mortgage Loan, as follows:

     a) Seller is duly organized and existing in good standing under the laws of the state of its incorporation.

     b) Seller has all requisite power, authority and capacity to enter into this Agreement and to perform all obligations required of it hereunder and compliance with any of the terms and conditions contained herein will not violate any provisions of its documents of organization.

     c) Either Seller or Buyer is the named mortgagee for all loans purchased or funded under this Agreement.

     d) Seller has materially performed and complied with all covenants, and agreements contained in this Agreement.

     e) Seller is the sole owner and holder of the loan and has the authority to sell, transfer, and assign to Buyer each Mortgage Loan, and further, shall have the right and authority to sell, transfer and assign to Buyer any payments owing thereunder and to assign to Buyer each Mortgage.

     f) Seller has not made any prior sale, pledge, assignment or hypothecation of any Mortgage Loan covered by this Agreement, or any portion thereof, to any other person or entity, which shall not be automatically released upon Buyer's payment for the purchase of the Mortgage Loan.

     g) The payment of any sums owing under any Mortgage Loan is not contingent upon fulfillment of any conditions or warranties, expressed or implied.

     h) Seller does not know of any suit, action, arbitration, or legal administrative or other proceeding pending or
threatened  against  Seller,  Mortgagor,  Borrower  or   the
Property which would affect its ability to perform its obligations under this Agreement.

     i) Each Mortgage Loan is valid and, to the best of Seller's knowledge, secured by a valid first lien on the Mortgaged Property and, the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of each Mortgage Loan except for real estate taxes and special assessments, not yet due and payable. A mortgage title insurance policy on currently prescribed ALTA Forces (or such other form approved in writing by Buyer and acceptable to FNMA or FHLMC) will be furnished to Buyer and will insure Buyer, its successors and assigns without exceptions, as holding the first lien against the real estate for the full amount of the Mortgage Loan. Seller or an attorney acting in Seller's behalf, has obtained and reviewed a commitment to insure the title and first lien on the Mortgaged Property to assure that the warranty made in this sub-paragraph (i) is true and to accurate.

     j) Neither the Borrower not the mortgagor have any set-offs, counter-claims or defenses to the Promissory note or the Mortgage rising from the acts and/or omissions of Seller in the origination of Mortgage Loan and to the best of Seller's knowledge, all signatures on said Mortgage Note and Mortgage are the true signatures of the Mortgagor and Borrower as applicable.

     k) All Mortgage Loans originated by Seller for sale/assignment to Buyer are not usurious as of the date(s) of origination of said Mortgage Loans.

     l) The Mortgaged Property is covered by a valid paid-in full policy of hazard insurance, covering at least the full interest of the Mortgage which policy shall be assigned to Buyer, with Buyer named as mortgagee and additional insured on each such policy, in place of Seller, effective as of the date of purchase by Buyer.

     m) Seller has not: modified any Mortgage Loan in any material respect; satisfied, canceled or subordinated any Mortgage Loan in whole or in part; released the Mortgaged Property in whole or in part from the lien of any Mortgage Loan; or executed any instrument of release, cancellation, modification or satisfaction of any Mortgage Loan.

     n) Each Mortgage Loan is not 15 days or more delinquent and there are no defaults in complying with the terms of any Mortgage Loan, and, to the best of Seller's knowledge, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges relating to any loan or any Mortgaged Property which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required by any Mortgage Loan, except for interest securing from the date of the Mortgage note or date of disbursement of the Mortgage Loan proceeds, whichever is greater, to the day which precedes by one month the due date of the first installment of principal and interest.

     o) All documents or instruments submitted by Seller in connection with a Mortgage Loan are, in every respect, valid and genuine, being what on their face they purport to be, and all information (credit or otherwise) submitted in connection with such Mortgage Loan packages is true and accurate.

     p) To the best of Seller's knowledge, there is no proceeding pending for the total or partial condemnation of any Mortgaged Property and the Mortgaged Property is free of substantial damage (including) but not limited to any damage by fire, windstorm or other casualty) and in good repair.

     q) To the best of Seller's knowledge, all of the improvements which are included for the purpose of determining the appraised value of any Mortgaged Property lie wholly within the boundaries and building restrictions lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgage Property. Seller has obtained a mortgage title insurance policy issued without standard exceptions.

     r) Seller has no knowledge of any circumstances or conditions with respect to any Mortgage Loan, Mortgaged Property, the Borrower, the Mortgagor or Mortgagor's or Borrower's credit standing that can be reasonably expected to cause private institutional investors, FNMA, FHLMC, or GNMA to regard the loan as an unacceptable investment cause the Mortgage Loan to become delinquent or adversely effect the value or marketability of the Mortgage Loan.

     s) Seller has no knowledge that any improvement located on or being part of the Mortgage Property is in violation of any applicable zoning law or regulation.

     t) If any Mortgage Loan is represented as being insured or guaranteed or was required to be insured or guaranteed by Buyer as a condition of the purchase in the Commitment, pursuant to a contract with a mortgage insurance company. Seller has complied with all applicable provisions of the
contract  or  mortgage  insurance  or  guarantee   and   the
insurance or guarantee is in full force and effect.

     u) Seller has made to the Mortgage or Borrower all disclosures required by state and federal law in an accurate and timely fashion each Mortgage Loan and the documentation pertaining thereto comply and conform with all federal;
state and local laws and regulation applicable thereto including, without limitation, the Equal Credit Opportunity Act, Regulation S, Fair Credit Reporting Act, the Fair Housing Act, the Real Estate Settlement and Procedure Act, Regulation X, and the Federal Truth in Lending Act and Regulation Z; the Flood Disaster Protection Act; the Fair Credit Reporting Act; the Home Mortgage Disclosure Act; and any application laws, rules or regulations issued by HUD/FHA; VA; the Office of Thrift Supervision; the Office of the Comptroller of the Currency and the Federal Deposit insurance Corporation; and with all terms and conditions set forth in the Commitment.

     v)    Seller has complied with all requirements of  the
Federal   Credit  Opportunities  Act  ("Reg  B"),  including
issuing any denial letters required thereunder and gathering government monitoring information.

     w) All required reports have been filed with the Internal Revenue Service as to discount points received by Seller
from the Borrower, or from the Seller of the property.   The
Seller has obtained the correct tax payer ID number from Borrower.

     x) Seller has all applicable and required license and registration required to do business and originate Mortgage Loans in each state in which it is doing business. Copies of such licenses and registration have been delivered to Buyer.

     y) To the best of Seller's knowledge, each Mortgage, assignment, financing statement, if any, and any other document required to be filed or recorded in a public office perfect the lien of the Mortgage against third parties has been duly and timely filed or recovered.

     z) All escrow accounts pertaining to any Mortgage Loan are maintained n accordance with the terms of the Mortgage and related agreements and in accordance with applicable state and federal laws. The full amount held in escrow has been transferred to Buyer on the date the Mortgage Loan was transferred to Buyer. No interest on escrow is required or promise, "by contract" only unless required by state law.

     The above warranties shall survive the execution of this Agreement and shall inure to the benefit of Buyer, its successors and signs Seller acknowledges that Buyer has funded or purchased, and any transfers or purchaser, will purchase, the Mortgage Loans in reliance upon the truth and accuracy of each of the above warranties.

4.   BUYER'S REPRESENTATIONS AND WARRANTIES

     Buyer represents, and warrants that:

     a) Buyer is a Delaware corporation, duly organized and existing under the laws of the State of Delaware.

     b) Buyer has all requisite power, authority and capacity to enter into this Agreement and to perform all obligations required if it hereunder and its compliance with the terms and conditions contained herein will violate any provisions of its documents of organization.

5.   INDEMNIFICATION OF BUYER BY SELLER

     a) Seller shall defend and indemnify Buyer and hold Buyer harmless from any and all liability, claims, losses or other damages, including loss or damage due to the unmarketability
of   any  loan  and  resulting  from  i)  any  negligent  or
fraudulent  act  or  omission of Seller  or  its  agents  or employees; or ii) any material breach of any warranty or representation contained herein; or iii) any material breach of  all term or condition of this Agreement; or iv) Seller's use  for  any  Mortgage  Loan of any form  or  document  not provided  or  approved by Buyer; or any miscalculations  and
other   errors   which  result  from  Seller's   independent
processing procedures and for its misuse or alteration of any forms or documents provided by Buyer.

     b) If Buyer suffers any liability, loss or damage, or if any claim, action or proceeding shall be asserted or brought against Buyer by reason of any such act or omission of Seller, as stated in paragraph (a) above, Seller shall, upon demand from Buyer, obtain, at its expense, representation by legal counsel acceptable to Buyer to defend Buyer against any such action and/or claim and shall pay all costs incurred by Buyer in such defense.

6.   REPURCHASE

     c) Buyer, written notice to Seller, shall have the right to require Seller to repurchase a Mortgage Loan for any of the following reasons. i) if a representation or warranty given by Seller all to a particular Mortgage Loan is materially breached; ii) if there has been a material period of time after the loan closing, the determination of which is at Buyer's discretion; or iv) if Buyer discovers fraud in the part of Seller or its agents or employees or Borrower or Mortgagor or v) if FHLMC, FNMA or any other investor has requested the repurchase of the Mortgage Loan because of any of the breaches stated in paragraph i - iv herein.
d) At Buyer's option, Seller shall, within such reasonable time frames as set by Buyer in the notice, be required, at Seller's option, to either promptly cure such breach or defeot (if curable) or repurchase the Mortgage Loan if the defect is not cured within such period as FHLMC or FNMA permit seller shall immediately repurchase the Loan. The repurchase price shall be derived by multiplying the unpaid balance of the Mortgage Loan as of the date of repurchase of the Mortgage Loan by the purchase price (expressed as a percentage of par) originally paid by the Buyer for such Mortgage Loan by Seller and any charges incurred by or properly payable to Buyer, including but not limited to, any discount (calculated the same as above) paid by Buyer upon sale, if any of the Mortgage Loan.

      Upon any such repurchase of a Mortgage Loan by Seller, Buyer shall endorse the Mortgage Note (without recourse) and shall assign any security therefore (without recourse and in recordable form) to Seller.

7.   OTHER REMEDIES

     In addition to the Indemnification and Right of Repurchase set forth above, Buyer shall be entitled to any other remedy otherwise available to Buyer at law or equity. Buyer may also offset any sum due to Buyer from Seller against sums due from Buyer to Seller.

8.   INDEMNIFICATION OF SELLER BY BUYER

     If Buyer materially breaches this Agreement, Seller may recover damages from Buyer. Buyer agree to indemnify and hold Seller harmless from and in respect to, any and all losses, liabilities, costs and expenses which Seller may incur in connection with or as a result of any material breach of any covenant, representation or warranty made by Buyer hereunder.

9.   TERMINATION DEFAULT

     a) Either party may terminate this Agreement at any time without cause upon thirty (30) days prior written notice. Termination shall not affect any outstanding commitments to sell or purchase Mortgage Loans or limit Seller's duties or obligations to Buyer under this Agreement with respect to Mortgage Loans already purchased by Buyer.
     b) If Seller materially fails to perform any of the terms and conditions of this Agreement; or if Seller materially breaches any of its representations or warranties contained herein; or if Seller acts negligently or if fraud is discovered as to any Mortgagor or Mortgage Loan, Buyer may terminate this Agreement immediately, by giving written notice to Seller (which notice may be sent via telefax). Upon such termination for cause Buyer's obligation under any existing Commitment shall terminate, although Buyer may continue to honor any outstanding Commitments in its sole discretion.

10.  MISCELLANEOUS

     a) This Agreement is not assignable or transferable by Seller.

     b) All notices require or desired to be given pursuant to this Agreement shall be deemed sufficient if given in writing delivered personally or sent be Certified Mail, return receipt requested, postage prepaid addressed as follows:

     If to Buyer:

     ABN AMRO Mortgage Group, Inc.
     InterFirst Division
     777 E. Eisenhower Pkwy., Ste. 700
     Ann Arbor, MI 48108

     If to Seller:

     ______/s/OneCap______
     __/s/ 1025 East Twain Avenue__
     __/s/__Las Vegas, Nevada 89109

The address to which notices are to be made may be changed by the respective parties from time to time by providing written notices thereof to the other party.

     c) This Agreement and all instruments executed in connection herewithin shall be construed according to the laws of the State of Michigan. The parties hereto submit themselves to the jurisdiction of the courts of the State of Michigan. Any suit or action arising out of this Agreement or any instrument executed in connection herewith may be brought in the court of competent jurisdiction for the County of Washtenaw, State of Michigan, or the Federal District Court for the Eastern District of Michigan Southern Division.

     d) This Agreement may only be modified by means of written amendment executed by each of the parties hereto, and shall supersede any prior "Selling Agreement" or "Correspondent
Agreement" previously executed by the parties.

     e) Seller agrees to supply Buyer, on an annual basis, within 120 days after Seller's fiscal year and, financial statements (including a balance sheet and profit and loss statement) and, if required by Buyer, verification of its fidelity bond and forgery and errors and omissions insurance coverage.

     f)   In the event any provision contained in this Agreement
is   illegal  or  unenforceable,  this  Agreement  shall  be
construed as if the illegal or unenforceable provision were not a part of it.

     g) Notwithstanding the use of a particular word or phrase, or any other implication, it is expressly understood and agreed that Seller, in every instance contemplated by this Agreement is the Offeror making the offer to be accepted by the Buyer, the Offeree, with the Commitment being the evidence of acceptance.

     h) Nothing contained herein shall be construed as creating an agency relationship between Seller and Buyer, Seller is expressed not authorized to act as the agent of Buyer with respect to this Agreement or in any other capacity.

     i) All representations, warranties, covenants, indemnities and agreements to repurchase pertaining to each Mortgage
Loan purchase under this Agreement shall survive this Agreement and remain in full force and effect until the interest of Buyer and its successors and assigns in such Mortgage Loan is terminated completely.

     j) This agreement is made as of the date stated in the first paragraph hereof.

                              "Buyer"

                              ABN  AMRO Mortgage Group, Inc.
                              a
                              Delaware Corporation

                              By:_____/s/____
                              Its: __Vice President

                              "Seller"
                              ___/s/___ OneCap
                              a ____/s/__ Nevada Corporation

                              By:_____/s/  Scott   Lawrence,
                              V.P.
                              Its:_____/s/__V.P.